NON CIRCUMVENTION, NON DISCLOSURE AND CONFIDENTIALITY AGREEMENT

THIS AGREEMENT, MADE AND ENTERED INTO THIS 30th DAY OF September, 2003, SHALL OBLIGATE THE UNDERSIGNED PARTIES, AND THEIR PARTNERS, ASSOCIATES, EMPLOYERS, AFFILIATES, SUBSIDIARIES, PARENT COMPANY, NOMINEES, REPRESENTATIVES, EMPLOYEES, SUCCESSORS, CLIENTS, AND ASSIGNS, HEREINAFTER REFERRED TO AS (THE "PARTIES"), JOINTLY, SEVERALLY, MUTUALLY, AND RECIPROCALLY FOR THE TERMS AND CONDITIONS EXPRESSLY STATED AND AGREED TO BELOW, AND THAT THIS AGREEMENT MAY BE REFERENCED FROM TIME TO TIME IN ANY DOCUMENT (S) OR AGREEMENTS. THE TERMS AND CONDITIONS OF THIS AGREEMENT APPLY TO ANY EXCHANGE OF INFORMATION WRITTEN OR ORAL, INVOLVING FINANCIAL INFORMATION, PERSONAL OR CORPORATE NAMES, CONTRACTS INITIATED BY OR INVOLVING THE "PARTIES", AND ANY ADDITION, RENEWAL, EXTENSION, ROLL-OVER, AMENDMENT, RE NEGOTIATION, OR NEW AGREEMENT, HEREINAFTER REFERRED TO AS THE ("PROJECT/TRANSACTION") FOR THE PURCHASE OF ALL COMMODITIES OR FINANCIAL ARRANGEMENTS.

NOW, THEREFORE, IT IS AGREED;

1. THE "PARTIES" INTENDING TO BE LEGALLY BOUND, HEREBY IRREVOCABLY AGREE, AND GUARANTEE EACH OTHER THEY SHALL NOT, DIRECTLY OR INDIRECTLY INTERFERE WITH, CIRCUMVENT OR ATTEMPT TO CIRCUMVENT, AVOID, BY-PASS, OR OBVIATE EACH OTHER'S INTEREST, OR THE INTEREST OR RELATIONSHIP BETWEEN THE "PARTIES" WITH PRODUCERS, SELLERS, BUYERS, BROKERS, DEALERS, DISTRIBUTORS, REFINERS, SHIPPERS, FINANCIAL INSTITUTIONS, TECHNOLOGY OWNERS, OR MANUFACTURERS, TO CHANGE, INCREASE, OR AVOID DIRECTLY OR INDIRECTLY PAYMENT OF ESTABLISHED OR TO BE ESTABLISHED FEES, COMMISSIONS, OR CONTINUANCE OF PRE-ESTABLISHED RELATIONSHIP OR INTERVENE IN UNCONTRACTED RELATIONSHIP WITH MANUFACTURERS OR TECHNOLOGY OWNERS WITH INTERMEDIARIES, ENTREPRENEURS, LEGAL COUNSEL, OR INITIATE BUY/SELL RELATIONSHIPS, OR TRANSACTIONAL RELATIONSHIPS THAT BY-PASS ONE OF THE "PARTIES" WITH ANY CORPORATION, PRODUCER, TECHNOLOGY OWNER, PARTNERSHIP, OR INDIVIDUAL REVEALED OR INTRODUCED BY ONE OF THE "PARTIES' TO ONE ANOTHER IN CONNECTION WITH ANY ON-GOING OR FUTURE "TRANSACTION" OR "PROJECT".

2. FURTHERMORE, THE "PARTIES" IRREVOCABLY AGREE THAT THEY SHALL NOT DISCLOSE OR OTHERWISE REVEAL DIRECTLY OR INDIRECTLY, TO ANY THIRD PARTY, ANY CONFIDENTIAL INFORMATION PROVIDED BY ONE PARTY TO THE OTHER, OR OTHERWISE ACQUIRED, PARTICULARLY, CONTRACT TERMS, PRODUCT INFORMATION. OR MANUFACTURING PROCESSES, PRICES, FEES, FINANCING ARRANGEMENTS, SCHEDULES, AND INFORMATION CONCERNING THE IDENTITY OF SELLERS, PRODUCERS, BUYERS, LENDERS, BORROWERS, BROKERS, LENDERS, DISTRIBUTORS, REFINERS, MANUFACTURERS, TECHNOLOGY OWNERS, OR THEIR REPRESENTATIVES, AND SPECIFIC INDIVIDUAL NAMES, ADDRESSES, PRINCIPALS, OR TELEX/FAX/TELEPHONE NUMBERS, REFERENCES, PRODUCT OR TECHNOLOGY INFORMATION, AND/OR ALL OTHER INFORMATION, ADVISED BY ONE "PARTY" (S) TO ANOTHER AS BEING CONFIDENTIAL OR PRIVILEGED, WITHOUT THE PRIOR SPECIFIC WRITTEN CONSENT OF THE "PARTY" (S) PROVIDING SUCH INFORMATION.

3. THIS AGREEMENT SHALL BE VALID FOR A MINIMUM PERIOD OF FIVE (5) YEARS FROM THE DATE OF THE AGREEMENT, AND FOR TWO (2) YEARS AFTER COMPLETION OF EACH TRANSACTION OR EXCHANGE OF INFORMATION, WHICHEVER OCCURS LATER, WITH ADDITIONAL TWO (2) YEARS AUTOMATIC ROLL-OVER/RENEWALS AT THE CLOSE OF EACH TRANSACTION OR EXCHANGE OF INFORMATION, AND THEREAFTER AT THE END OF ANY ROLL-OVER PERIOD, WITHOUT THE NEED FOR ADVISEMENT, UNLESS MUTUALLY AGREED IN WRITING TO BE TERMINATED BY ALL THE "PARTIES", WHICH TERMINATION CAN OCCUR ONLY AT THE END OF ANY ROLL-OVER PERIOD, AND MUST BE ACKNOWLEDGED BY NOTICE THROUGH CERTIFIED MAIL THEREOF; IF NOTICE IS NOT GIVEN BY ALL THE "PARTIES" WITHIN TEN (10) DAYS AFTER THE BEGINNING OF A NEW ROLL-OVER PERIOD, IT SHALL BE CONSTRUED THAT THE AGREEMENT IS IN FULL FORCE, AND IN EFFECT BETWEEN THE "PARTIES" FOR ANOTHER TWO (2) YEARS..

4. LEGAL REMEDY FOR BREACH OF ANY OF THE ABOVE AGREED TO COVENANTS SHALL HE GOVERNED BY THE LAWS OF THE COUNTRY/STATE/PROVINCE/COUNTY OF THE "PARTIES" DECLARING SUCH BREACH. IN THE EVENT THAT AN AMICABLE SETTLEMENT CANNOT BE AGREED TO BY MUTUAL DISCUSSION AND/OR ARBITRATION BY A THIRD PARTY, EACH OF THE "PARTIES" SUBJECT TO THE DECLARED BREACH SHALL BE RESPONSIBLE FOR THEIR OWN LEGAL EXPENSES, UNTIL A SETTLEMENT OR JUDGMENT IS REACHED, PROVIDED HOWEVER, THAT THE PARTY FOUND IN DEFAULT BY A JUDGMENT SHALL COMPENSATE IN FULL THE AGGRIEVED PARTY FOR ALL OF ITS LEGAL EXPENSES, NOT WITHSTANDING ANY OTHER PROVISIONS OF THE JUDGMENT.

5. COMMISSIONS, FEES, COMPENSATION, OR REMUNERATION'S TO BE PAID AS PART OF A TRANSACTION COVERING ANY "PARTIES" TO THIS AGREEMENT, SHALL BE AGREED UPON BY SEPARATE WRITTEN AGREEMENT BY THE "PARTIES" CONCERNED AND SHALL BE PAID AT THE TIME SUCH CONTRACTS DESIGNATED, CONCLUDED OR MONIES CHANGING HANDS BETWEEN BUYERS AND SELLERS, UNLESS OTHERWISE AGREED AMONG THE "PARTIES". THE "PARTIES" HEREBY IRREVOCABLY, AND UNCONDITIONALLY AGREE AND GUARANTEE TO HONOR AND RESPECT ALL SUCH FEES, OR REMUNERATION ARRANGEMENTS MADE AS PART OF A COMMISSION, "TRANSACTION" EVEN IN THE EVENT THAT THE "PARTY (S)" IS NOT AN INTEGRAL MEMBER TO A SPECIFIC COMMISSION AND FEE/REMUNERATION AGREEMENT.

6. THE EXECUTION OF EACH TRANSACTION SHALL BE COORDINATED BY AN INTERNATIONAL BANK WHICH SHALL SERVE AS AN INTERMEDIARY, HEREINAFTER REFERRED TO AS THE ("CLEARING HOUSE"), WHICH SHALL HAVE FULL RESPONSIBILITY AND AUTHORITY TO: (I) VERIFY THE ADEQUACY OF THE DOCUMENTATION REQUIRED TO COMPLETE THE TRANSACTION, INCLUDING BUT NOT LIMITED TO CONTRACTS, LETTERS OF CREDIT, MARINE INSURANCE, BILLS OF SALE, AND OTHER DOCUMENTATION, (II) CONFIRM ASSAY/CHEMICAL ANALYSIS, PRICE, QUANTITY, DELIVERY, AND LOCATION OF THE PRODUCT BEING BOUGHT AND SOLD, AND (III) EFFECT PAYMENT AND TRANSFER OF AMOUNTS, OUT OF THE LETTERS OF CREDIT OR OTHER ASSET, DUE TO SELLERS, BANKS, BROKERS, INTERMEDIARIES, AND OTHER PARTIES TO THE TRANSACTION.

IN WITNESS Whereof, THE "PARTIES" HERETO HAVE EXECUTED AND DELIVERED THESE COVENANTS BY MUTUAL AGREEMENT THE DAY AND YEAR FIRST WRITTEN ABOVE. ALL FAXES ARE CONSIDERED ORIGINAL, LEGAL & BINDING.

EACH REPRESENTATIVE SIGNING BELOW AVOWS THAT HE IS DULY EMPOWERED BY HIS RESPECTIVELY NAMED COMPANY TO BIND IT TO THE COMMITMENTS AND OBLIGATIONS CONTAINED HEREIN.

ACS TRADING CORPORATION / ACS IMPORTS, INC.

Telephone: 1-530-672-6565 Fax: 1-530-672-6442 **e-mail: acs1@frozenfish.com**

BY: [signature] Managing Director DATE: Sept. 30th 2003

1) COMPANY NAME

X Heijo Co., LTD

ADDRESS 22-12. 608 Tomio Motomachi 1 chome CITY: NARA ~~STATE~~ ZIP CODE 631-0078

TELEPHONE: ( ) 0742-41-3338 FAX ( ) 0742-41-3338 e-mail heijo-8@agate pola or jp

BY: [signature] TITLE: President

Printed Name NOBORU OSHIMA DATE: 9/30 2003

2) COMPANY NAME

X Heijo Co., Ltd

ADDRESS 22-12. 608 Tomio Motomachi 1 chome CITY: NARA STATE ZIP CODE 631-0078

TELEPHONE: ( ) 0742-41-3338 FAX ( ) 0742-41-3338 e-mail heijo-8@agate pola or jp

BY: Kenzo Suzuki TITLE: Director

Printed Name KENZO SUZUKI DATE: Sept 30 2003

3) COMPANY NAME

____

ADDRESS __________ CITY: ________ STATE ____ ZIP CODE ______

TELEPHONE: ( ) __________ FAX ( ) ________ e-mail ________

BY: __________ TITLE: __________

Printed Name __________ DATE: _____ 2003